                                                                   EXHIBIT 10.37

                MULTIPLE SITE TOWER ATTACHMENT LEASE AGREEMENT
                ----------------------------------------------

          THIS MULTIPLE SITE TOWER ATTACHMENT LEASE AGREEMENT (the Multiple Site Lease) is made this day of June 1, 1998, by and between 360" COMMUNICATIONS COMPANY (ON BEHALF OF ITSELF AND OF THOSE SUBSIDIARIES OR AFFILIATES NOW IN EXISTENCE OR TO BE FORMED HEREAFTER EXECUTING ANY ADDENDUM HERETO, AND THEIR SUCCESSORS AND ASSIGNS), whose address is 360' Communications Company, 8725 Higgins Road, Chicago, IL 60631-2702 (Lessor), and TRITON PCS PROPERTY COMPANY, LLC (ON BEHALF OF ITSELF AND OF ITS SUBSIDIARIES OR AFFILIATES NOW IN EXISTENCE OR TO BE FORMED HEREAFTER EXECUTING ANY ADDENDUM HERETO, AND THEIR SUCCESSORS AND ASSIGNS), whose address is 9211 Arboretum Parkway, Suite 200, Richmond, VA 23236 (Lessee).

          WHEREAS, Lessor owns towers, and owns or leases ground space at the base of such towers;

          WHEREAS, Lessee desires to lease tower space on certain of Lessor's towers for the installation, maintenance, operation and replacement of Lessee's Facilities (as defined below); and

          WHEREAS, the parties desire to enter into this Lease (as defined below) to define their general rights and responsibilities with respect to the leased space on each tower, and desire to execute an Addendum (as defined below) for each specific Site (as defined below);

          NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree this Lease (as defined below) shall define their rights and responsibilities for each Site (as defined below) as follows:

                                   AGREEMENT
                                   ---------

          1.   TERMS AND DEFINITIONS. For purposes of this Lease, the following
               ---------------------
               terms shall have the following definitions and meanings (capitalized terms are defined in alphabetical order):

                    (a)  Addendum. The document, a form of which is attached
                         --------
               hereto as Exhibit A, which, when completed and executed by the parties, will, together with this Multiple Site Lease, constitute the entire Lease for a Site.

                    (b)  As Built Survey. A survey completed after the
                         ----------------
               construction of Lessee's Facilities locating the Premises to a monument or the Tower.

                    (c)  Base Rent. The annual rent amount paid by Lessee to
                         ----------
               Lessor for a Site, as further described in the applicable
               Addendum.

                    (d)  Execution Date. The date on which a specific Addendum
                         --------------
               is fully executed.

                    (e)  Facilities. A party's antenna arrays and related
                         -----------
               equipment for its communications systems, including, without limitation, antennas, microwave dishes, cables, wires, equipment buildings and shelters, concrete pads, generators, accessories, and all replacements, enhancements and modifications

--------------------------------------------------------------------------------
        Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

               thereto, as further described in the applicable Addendum. A party's Facilities shall be the personal property and fixtures of that party.

                    (f)  FAA.  Federal Aviation Administration.
                         ----

                    (g)  FCC.  Federal Communications Commission.
                         ----

                    (h)  Ground Space. A parcel of land leased to Lessee at a
                         -------------
               Site for the purpose of installing, maintaining, operating and replacing its Facilities, as further described in the applicable Addendum.

                    (i)  Initial Term. The initial term as further described in
                         --------------
               the applicable Addendum, subject to the earlier termination of the Lease or the Multiple Site Lease, and the earlier termination or expiration of any applicable Master Lease.

                    (j)  Interference Contractor. An independent radio frequency
                         -------------------------
               interference contractor appointed by Lessor and Lessee to determine the cause of radio frequency interference affecting a party's Facilities.

                    (k)  Lease. For each Site, this Multiple Site Lease and the
                         -------
               fully executed Addendum applicable to each Site.

                    (l)  Lease Commencement Date. The date on which the Lease
                         -------------------------
               commences with respect to an Addendum for a Site as further described it the applicable Addendum.

                    (m)  Lease Term. The Initial Term and all properly exercised
                         ------------
               Renewal Term(s), if any, of a specific Addendum, as further described in the applicable Addendum.

                    (n)  Master Landlord. If applicable, the person or entity
                         -----------------
               from whom the Lessor leases the Property.

                    (o)  Master Lease. If applicable, the lease agreement
                         --------------
               between Lessor and Master Landlord with respect to the Property.

                    (p)  Multiple Site Lease Commencement Date. The term
                         ---------------------------------------
               Multiple Site Lease Commencement Date shall have the meaning given to it in Section 5 herein.

                    (q)  Multiple Site Lease Term. The term Multiple Site Lease
                         --------------------------
               Term shall have the meaning given to it in Section 5 herein.

                    (r)  NEPA. National Environmental Policy Act, as codified in
                         ------
               the FCC's Rules at 47 C.F.R. (S) 1. 1301 et seq.

                    (s)  Premises. The term Premises shall have the meaning
                         ---------
               given to it in Section 4 herein.

                    (t)  Prior Lessee. A third party who has installed or has
                         --------------
               the right to install equipment on the Tower prior to the installation of Lessee's Facilities on the Tower.

                    (u)  Property. The parcel of land which Lessor owns or
                         --------
               leases, as further described in the applicable Addendum, on which a particular Site is located.

                    (v)  Renewal Term. A rental term in addition to and
                         ------------
               subsequent to the Initial Term, as further described in the applicable Addendum.

                    (w)  Secured Party. A bona fide third-party financing
                         -------------
               entity.

                    (x)  Site. A specific Tower Space and Ground Space (if
                         ------
               applicable) leased by Lessor to Lessee, and the property encumbered by easements granted by Lessor to Lessee, pursuant to this Lease.

                    (y)  Subsequent Lessee. A third party who installs or has
                         -------------------
               the right to install equipment on the Tower after the installation of Lessee's Facilities on the Tower.

                    (z)  Tower. The tower owned by Lessor on which Lessee leases
                         -------
               space to locate its Facilities, as further described in the applicable Addendum.

                    (aa) Tower Space. Space on the Tower leased to Lessee for
                         -------------
               the purpose of installing, maintaining, operating and replacing Lessee's Facilities, as further described in the applicable Addendum.

           2.  COLOCATION PROJECTS BY ADDENDUM. Lessee shall execute an Addendum
               --------------------------------
               in the form attached as Exhibit A for each Site Lessor and Lessee agree upon for colocation. Upon execution of an Addendum, this Multiple Site Lease and the Addendum together will constitute the Lease governing the Site contemplated in the Addendum.

           3.  LEASE SUBJECT TO MASTER LEASE. This Lease is subject and
               ------------------------------
               subordinate to any Master Lease, which, if it exists, is incorporated herein by reference and attached to the applicable addendum( Subject to withholding and redaction as required by confidentiality and non-disclosure provisions in the Master Lease).

           4.  LEASE. Lessor hereby leases to Lessee and Lessee hereby lease
               -----
               from Lessor the Following:

                    (a)  Tower Space. Subject to the terms herein, Lessor hereby
                         ------------
               lease to Lessee, and Lessee hereby lease from Lessor Tower Space on the Tower as set forth in the applicable Addendum; however, Lessor retains the right to locate cables, lines, wires, and other communication accessories within the Tower Space; and

                    (b)  Ground Space. Subject to the terms herein, Lessor
                         -------------
               hereby leases to Lessee, and Lessee hereby leases from Lessor Ground Space, if such Ground Space is provided for in the applicable Addendum.

                    (c)  Premises Defined The Tower Space and the Ground Space
                         ----------------
               (if any) leased by Lessor to Lessee is referred to collectively herein as the "Premises." In the event Lessee does not lease Ground Space from Lessor, only the Tower Space shall constitute the Premises. The Premises are leased for the sole purpose of installing, maintaining, operating, and replacing Lessee's Facilities for its intended use.

           5.  TERM
               ----

                    (a)  Multiple Site Lease Commencement Date and Term. The
                         -----------------------------------------------
               Multiple Site Lease is fully executed. The multiple Site term shall begin on the Multiple Site Lease Commencement date and end after the expiration or termination of the last existing Addendum.

                    (b)  Lease Commencement Date and Initial Term The
                         ----------------------------------------
               Commencement Date and Initial Term of a particular Lease shall be as set forth in the Addendum applicable to such Lease.

                    (c)  Lease Renewal Terms. The Renewal Terms, if any, of a
                         --------------------
               particular Lease shall be as set forth in the Addendum applicable to such Lease. Lessee may renew a Lease pursuant to the terms of the applicable addendum by giving written notice address shown below six (6) months prior to the expiration date of the then current term of the applicable Lease. Lessee shall not have the option to renew a Lease if Lessee is, at the time of giving such notice, or on the effective date of such Renewal Term, in default of any provision or term of this Lease with respect to such Addendum.

                    (d)  Lease Term Subject to Master Lease Notwithstanding any
                         ----------------------------------
               provisions herein to the contrary, the term of each Lease shall be subject to and co- terminus with the corresponding Master Lease

                    (e)  Termination. A Lease may be terminated as provided
                         -----------
               herein, and shall automatically terminate upon the termination or expiration of the corresponding Master Lease, if any.

           6.  INITIAL ATTACHMENT FEE AND BASE RENT.
               ------------------------------------

                    (a)  Initial Attachment Fee. On the Lease Commencement Date,
                         ----------------------
               Lessee shall pay to Lessor the non-refundable initial attachment fee as set forth in the applicable Addendum.

                    (b)  Base Rent. During the Initial Term, Lessee shall pay to
                         ---------
               Lessor the Base Rent as set forth in the applicable Addendum.

                    (c)  Rent Adjustments Beginning in the first year of each
                         ----------------
               Renewal Term, the then current Base Rent shall be adjusted by multiplying it by the change in the Consumer Price Index (CPI) for the immediately preceding term for which Base Rent has remained constant. For purposes of calculation, the CPI used shall be the Consumer Price Index-U.S. City Averages for Urban Wage Earners and Clerical Workers, All Items (1982-84=100) published by the United States Department of Labor, Bureau of Labor Statistics.

                    (d)  Payment Address. All payments of Base Rent and/or other
                         ---------------
               charges hereunder shall be remitted to the address set forth in the applicable Addendum (or such other addressees) as Lessor may designate from time to time).

           7.  INSTALLATION OF FACILITIES. Lessee shall have the right, subject
               --------------------------
               to the requirements herein, and at Lessee's sole expense, to install, maintain, operate and replace its Facilities on the Premises.

                    (a)  Master Landlord's Consent. In the event a Master Lease
                         -------------------------
               exists, Lessee shall not commence construction until the required consent and/or certification required pursuant to the Master Lease has been obtained.

                    (b)  Approvals and Permits. Lessee shall not commence
                         ---------------------
               construction until it has obtained all the necessary federal, state and local approvals and permits, copies of which shall be provided to Lessor at Lessor's request.

                    (c)  Tower Analysis. Prior to any work on or attachment to
                         --------------
               the Tower, Lessee shall submit to Lessor a completed Tower analysis prepared by the Tower manufacturer or other firm approved by Lessor:

                        (i) taking into account all of Lessee's Facilities identified in the applicable Addendum, whether or not all such Facilities will be installed initially, and

                        (ii) describing all installations, modifications, replacements or relocations of all antennas, dishes, cables or other equipment on the Tower. Upon Lessee's request, Lessor shall provide information to Lessee regarding current and proposed attachments on the Tower;

                        (iii) including information demonstrating continued compliance with the Tower manufacturer's warranty requirements, current EIA/TIA standards, other legal requirements for the Tower, and any other information reasonably requested by Lessor; and

                         (iv)  certifying the proposed installation,
                    modification, or relocation will not exceed the load capacity of the Tower.

                    (d)  Plans and Specifications; Contractor Approval. Prior to
                         -----------------------------------------------
               construction, Lessee shall submit to Lessor (i) the plans and specifications, a detailed site plan and any other construction documents setting forth the proposed construction, installation and other work to be performed on the Premises and Property, and
               (ii) the names of the proposed contractors and subcontractors performing any such construction, installation or other work, all of which are subject to Lessor's approval prior to construction.

                    (e)  Separation Distance. Except as otherwise agreed by the
                         ---------------------
               parties hereto, Lessee's antennas or dishes shall be located no less than twenty (20) feet from Lessor's or any other lessee's antennas or dishes on the Tower, measured from both (i) the top of Lessee's proposed antennas or dishes to the bottom of Lessor's or any other lessee's antennas or dishes or (ii) the bottom of Lessee's proposed antennas or dishes to the top of Lessor's or any other lessee's antennas or dishes.

                    (f)  Pre-Construction Meeting. Prior to commencing any
                         --------------------------
               installation and/or construction, a duly authorized representative of Lessee shall meet with a duly authorized representative of Lessor at the Tower Site to mutually approve the construction schedule, such approval not to be unreasonably withheld or delayed by either party. Lessor and Lessee agree to cooperate with one another in scheduling such pre-construction meeting.

                    (g)  Portal Drilling. If the Tower is a monopole, Lessee, at
                         -----------------
               its sole cost, shall be responsible for installing any platforms and cutting any portals required to accommodate Lessee's Facilities; provided, however, Lessee shall not cut any portal in the Tower if the cutting of such portal would adversely affect Lessor's operations, any manufacturer's warranty, or the integrity of the Tower.

                    (h)  As-Built Drawings. Following the completion of any
                         ------------------
               installation, modification or relocation (other than a relocation under Section 10), Lessee shall provide to Lessor, at Lessee's expense, updated as-built drawings, initialed by Lessee, documenting that all installed Facilities on the Premises and Property conform to the plans and specifications, Site plan, and other construction documents previously approved by Lessor. The as-built drawings shall include an As-Built Survey. Upon receipt, provided the As-Built Survey conforms to the plans and specifications, Site plan and other construction documents previously approved by Lessor, Lessor shall initial the As-Built Survey, and the As-Built Survey will be Schedule 2 to the applicable Addendum.

                    (i)  Third-Party Inspection. Following the completion of any
                         ------------------------
               installation, modification or relocation but prior to the activation of any Lessee Facilities affected thereby, Lessee, at Lessee's expense, shall engage an approved, independent third-party inspector to perform an inspection of the Tower and to certify in writing to Lessor that all such work has been properly performed and done in compliance with all applicable plans, specifications, drawings and/or other requirements.

                    (j)  Later Installation of Facilities. Lessee is not
                         ----------------------------------
               required to install all of its Facilities initially. Lessee's later installation of additional antennas and cables which are identified as part of the Facilities in the applicable Addendum shall be treated as an initial installation, and Lessee shall not be required to comply again with the provisions of Section 7(c) (unless additional antennas and equipment have been attached to the Tower since the date of Lessee's initial tower analysis), or Section 7(d) (unless a contractor different from the one previously approved will perform the work); provided, however, Lessee shall deliver to Lessor a revised As-Built Survey to Lessor, and comply with the other provisions of this Section 7.

           8.  TOWER MODIFICATION OR REPLACEMENT. If the parties so agree
               ----------------------------------
               pursuant to a separate agreement prepared by Lessor, Lessee may, at its sole cost, structurally enhance or replace the Tower to accommodate Lessee's proposed Facilities; provided, however, such enhancement or replacement must comply with all applicable laws, regulations and requirements of any federal, state or local authority, and must not interfere with the operation of Lessor's or other lessees' Facilities located on the Tower and/or Property. Lessee shall pay all costs incurred by Lessor and other lessees on the Tower to relocate their Facilities on the enhanced or new tower. Upon completion of and payment by Lessee for the structural enhancements or new Tower, such structural enhancements and/or new Tower shall be Lessor's property, and Lessee hereby conveys, transfers and assigns to Lessor such enhancements and/or new Tower free of all liens and encumbrances except for the rights of Lessee and other lessees to locate on the Tower. Lessee's replacement or modification of the Tower shall comply with the provisions of
               Section 7.

           9.  TOWER COMPLIANCE.
               ----------------

                    (a)  Lessor's Representations and Duties. Lessor represents
                         -------------------------------------
               and warrants that the Tower, its lighting system and markings are in compliance with all relevant and material government regulations, including all applicable FCC and FAA rules and regulations. Lessor shall maintain, repair and operate, at its sole cost and expense, the Tower and its Facilities in compliance with such government regulations.

                    (b)  Lessee's Right to Monitor and Assess Condition of
                         -------------------------------------------------
               Tower . Lessor consents to Lessee's installation, at Lessee's
               ------
               sole cost, of equipment required to monitor the Tower for compliance with government regulations, provided such equipment does not interfere with the operation of Lessor's Facilities or those of another lessee. Lessor further agrees to permit Lessee, at Lessee's sole cost, to assess the condition of the Tower annually, including, but not limited to, its structural integrity and compliance with all applicable governmental regulations.

           10.  FACILITIES RELOCATION AND MODIFICATION. Lessor may require the
                --------------------------------------
                relocation of Lessee's Facilities to a different space on the Tower and/or Property to accommodate the installation, replacement, modification and enhancement of Lessor's Facilities, but not those of a Subsequent Lessee. Within one hundred and eighty (180) days of receiving notice from Lessor, Lessee shall relocate its Facilities, at Lessor's expense, to the new space on the Tower and/or Property designated by Lessor; provided, however, that Lessor shall use good faith efforts to relocate Lessee's Facilities to comparable space on the Tower and/or Property and, if the relocated space is unacceptable to Lessee in Lessee's reasonable discretion, Lessee may terminate the applicable Addendum as provided in Section 27(f). In the event that Lessor requires Lessee to relocate its Facilities pursuant to this Section, Lessor agrees not to require Lessee to relocate its Facilities again for a period of twelve (12) months from the date the previous relocation was effected. Lessor shall have no obligation hereunder to pay for any modification or enhancement of Lessee's Facilities or the Tower, including, without limitation, any rebuilds.

           11.  EASEMENTS.
                ----------

                    (a)  Ingress and Egress: Advance Notice. Lessor hereby
                         ----------------------------------
                grants to Lessee during the Lease Term (i) the non-exclusive right of ingress, egress, and access over the Property and the Tower to the Tower Space as depicted in Schedule 3 of the applicable Addendum; and (ii) if the Premises include the Ground Space, a non-exclusive easement during the Lease Term for ingress, egress and access to the Premises as depicted in
                Schedule 1 of the applicable Addendum across (1) the Property;
                (2) the property of the Master Landlord to the extent and in the locations the Master Landlord granted ingress, egress and access easements to Lessor in the Master Lease, so long as such rights may be subleased or assigned by Lessor under the Master Lease, and (3) the property of a third party to the extent and in the locations the third party granted ingress, egress and access easements to Lessor in a deed of easement, so long as such rights may be subleased or assigned under such deed of easement. Lessee or Lessee's qualified, insured contractors under Lessee's direct supervision shall have access to the Premises and Lessee's Facilities upon twenty-four (24) hours notice to Lessor. The foregoing notwithstanding, Lessee shall have access to the Premises and Lessee's Facilities immediately and without notice in the event of an emergency, and Lessee shall notify Lessor as soon thereafter as practicable of Lessee's access during such emergency.

                    (b)  Utilities, Cable Runs. Lessor hereby grants to Lessee
                         ---------------------
                the non-exclusive right during the Lease Term to place utilities and cable runs to and on the Tower, at locations satisfactory to Lessor, reasonably necessary to operate Lessee's Facilities. If the Premises include the Ground Space, Lessor hereby grants to Lessee a non-exclusive easement during the Lease Term to place utilities or cable runs on or bring utilities reasonably necessary to operate Lessee's Facilities across the (i) Property; and (ii) the property of the Master Landlord to the extent and in the locations the Master Landlord granted utility and cable run easements to Lessor, so long as such rights may be subleased or assigned; and (iii) the property of a third party to the extent and in the locations the third party granted utility and cable run easements to Lessor in a deed of easement, so long as such rights may be subleased or assigned under such deed of easement. Lessee shall pay the cost of all utility service necessary to install, maintain and operate Lessee's Facilities. Where practicable, Lessee shall install a separate meter for Lessee's use. Lessee shall obtain and pay the cost of telephone connections.

           Subject to the terms of the Master Lease and this Lease, Lessee has the right, but not the obligation, to improve at its sole cost the easements granted herein; provided, however, no improvements shall be made without Lessor's prior written approval.

           12.  INSURANCE
                ---------

                    For each Site, Lessee shall maintain the following minimum insurance coverages and limits (written by insurance companies with a Best's rating of at least an "A-") to protect Lessee and Lessor from any and all claims against Lessee and/or Lessor for damages for personal injury, property damage or death which may be sustained by Lessee, Lessor, their respective officers, employees and agents, or by any third parties:

                                 Worker's Compensation and Employer's Liability

                            (1) Coverage A -- Statutory Benefits. Statutory coverage, including exempt employments.

                            (2) Coverage B -- Employer's Liability. Limits of at least $500,000.

                            (3) Extensions of coverage. Proprietors, partners and executive officers coverage.

                                 Commercial General Liability.
                                 ----------------------------

                            (1) Extension of Coverage. Contractual liability and punitive damages coverage.

                            (2)  Minimum Limits.
                                 $1,000,000 combined single limit each
                                 occurrence of bodily injury and/or property damage.

                                 $2,000,000 general aggregate per Site

                                 $2,000,000 products/completed operations aggregate

                                 Commercial Automobile Coverage.

                           (1) Extension of Coverage. Coverage for all owned, hired and non-owned autos.

                           (2) Minimum Limits. $ 1,000,000 combined single limit each accident for bodily injury and/or property damage.

                           (iv)  Umbrella/Excess Liability.
                                 -------------------------

                           (1) Coverage. Excess of employer's liability, commercial general liability and commercial automobile liability insurance policies, including all extensions of coverage.

                           (2)   Minimum Limits. $4,000,000 each occurrence.

          The minimum amounts of insurance required in this Section may be satisfied by Lessee purchasing primary coverage in the amounts specified or by Lessee buying a separate umbrella and/or excess policy together with lower limit primary underlying coverage.

                      (b) Any deductibles, self-insured retentions (SIR), loss limits, retentions, etc., shall be the responsibility of Lessee.

                      (c) Lessor, its directors, officers and employees shall be named as additional insureds under all General Liability, Automobile Liability and Umbrella/Excess Liability Policies obtained by Lessee with respect to each Addendum. Such additional insured endorsement shall cover Lessor for all claims arising out of work or operations performed by or on behalf of Lessee with respect to the applicable Addendum, shall provide coverage regardless of whether a claim arises out of the alleged negligence of Lessor, shall not exclude liability for negligence of Lessor, and shall provide that such additional insurance is primary insurance and shall not contribute with any insurance or self-insurance that Lessor has procured to protect itself. All of the insurance afforded by Lessee shall be exhausted before Lessor becomes involved, including Lessor's coverage as an additional insured under Lessee's Umbrella/Excess Liability insurance policy(ies). Lessor's insurance coverages shall be excess over any insurance afforded by Lessee.

                      (d) Before entering any Site, Lessee agrees to submit to Lessor's designated representative a certificate of insurance, such certificate to be signed by a duly authorized officer or agent of the insurer, certifying that the minimum insurance, coverages and limits set forth in subsection (a) above are in effect, that Lessee has complied with the provisions of subsections (b) and (c) above, and that Lessor will receive at least thirty (3 0) days' prior written notice of policy cancellation or non-renewal. At least thirty (30) days prior to the expiration of the policy, Lessor must be furnished satisfactory evidence that such policy has been renewed or replaced by another policy.

          At Lessor's request, Lessee shall provide copies of the appropriate insurance provisions or endorsements as evidence that the required insurance has been procured, and that Lessor has been named as an additional insured. In no event shall permitting Lessee to enter the Site be construed as a waiver of the right of Lessor to assert a claim against Lessee for breach of the obligations established herein.

               (e) Lessee shall require all of its agents and contractors to comply with each of the provisions of this insurance Section. This includes, but is not limited to, naming Lessor as an additional insured under all liability insurance policies. Prior to Lessee's agents and contractors entering any Site, Lessee shall require and maintain certificates of insurance from each such agent or contractor evidencing the required coverages. At Lessor's request, Lessee shall timely supply to Lessor copies of such certificates of insurance.

     13.  SAFETY. Lessee, for itself and its agents and contractors, agrees to
          -------
          observe the highest safety standards at the Property, which standards shall, at a minimum, meet the following guidelines:

               (a) Lessee shall take necessary safety and other precautions to protect property and persons from damage, injury or illness arising out of Lessee's presence at the Site. Lessee shall comply strictly with local, municipal, state and national laws, orders, and regulations pertaining to health or safety which are applicable to Lessee or to the Site, including without limitation the Occupational Safety and Health Act of 1970 (84 U.S.C. Section 1590), as amended, and any state plans approved thereunder, and regulations thereunder, to the extent applicable, and Lessee warrants the materials, equipment and facilities, whether temporary or permanent, used or furnished by Lessee in connection with its presence on the Site shall comply therewith. At all times Lessee shall be responsible for providing its employees or agents on the Site with a safe place of employment;

               (b) Accidents, injuries and illness requiring professional medical attention, damage to Lessor's property and fires which occur on the Property shall be orally reported to Lessor at the time of the incident, with a written report following within forty-eight (48) hours of the incident;

               (c) When the possibility of injury to persons or damage to property is ascertained, Lessee shall take immediate remedial action, including the stoppage of work where necessary, to prevent such injury or damage. If such possibility of injury or damage has been caused, or is claimed to have been caused by Lessor or its employees, Lessee shall give Lessor written notice thereof, and shall not resume work until Lessor gives written permission to do so; and

               (d) Lessee shall take particular care to avoid coming in contact with, or causing damage to, any water, sewer, steam, gas, fuel, other pipe lines, mains or service pipes, conduits, cables, wires, or service connections, other private, utility, or governmental facilities, and any hazardous condition or thing, whether they are located upon, below, or above the ground surface. The costs of repairing any such damage, if sustained, will be borne solely by Lessee. Lessee shall take proper measures to determine the presence of noxious, combustible, or explosive gases and to prevent all manner of ignition in and around manholes, excavations, and other openings. Lessee shall take all necessary and customary precautions to prevent injury to persons or property from open manholes, excavations, ditches created or caused by Lessee's activities on the Site, and from materials or equipment left by Lessee on the Site, by placing signs and lights, erecting barricades, or doing other things as prudence may require.

    14.  LESSEE'S COVENANTS.  Lessee covenants, warrants and represents it has
         -------------------
                  full authority to enter into, execute and perform this Lease. In addition to Lessee's duties set forth herein, Lessee further covenants that during the Lease Term:

                       (a)  Damage.  The installation, operation, modification,
                            -------
                  relocation and maintenance of its Facilities will in no way damage the Tower, the Tower lighting system, Lessor's Facilities, the Property, any other structure or accessories thereto, any other lessee's equipment or facilities'. normal wear and tear excepted, or interfere with the maintenance thereof. If such damage, other than normal wear and tear occurs, Lessee shall report such damage immediately (with written notification within twenty-four (24) hours) to Lessor, and shall be liable for the cost of repair for such damages;

                       (b)  Radio Frequency Interference.  The installation,
                            -----------------------------
                  operation, and maintenance of its Facilities will not interfere with the radio frequency operation of Lessor's Facilities or those of a Prior Lessee. In the event there is such interference, Lessor and Lessee shall mutually appoint, within two (2) business days of Lessee's receipt of notice of such interference, an Interference Contractor to evaluate such interference problems. If Lessor and Lessee cannot agree upon an Interference Contractor within the two (2) business day period, the Interference Contractor shall be Denny & Associates, P.C., 1901 Pennsylvania Ave., N.W., Suite 402, P.O. Box 19329 (20036-9329), Washington, D.C. 20006-3405. The
                  Interference Contractor shall determine the cause of such interference within three (3) business days of being appointed. In the event the Interference Contractor determines, in its sole discretion, that Lessee's Facilities are interfering with the operation of Lessor's or a Prior Lessee's Facilities, Lessee shall (i) immediately take, at its sole expense, all steps recommended by the Interference Contractor necessary to eliminate the interference including, if required, cutting off power to Lessee's objectionable Facilities and (ii) pay the fees and expenses of the Interference Contractor. If Lessee cannot immediately eliminate the interference, Lessee will remove or cease operation of its objectionable Facilities;

                       (c)  Maintenance.  Its Facilities will be maintained in a
                            ------------
                  state of repair acceptable to Lessor in Lessor's reasonable discretion;

                       (d)  Identification.  It will identify its Tower
                            ---------------
                  Facilities with metal tags fastened securely to its bracket on the Tower and to each transmission and receive cable line;

                       (e)  Liens.  Any lien for labor, materials or otherwise
                            ------
                  will be discharged within thirty (30) days of filing of the same; and

                       (f)  Removal of Facilities.  By the date of termination
                            ----------------------
                  or expiration of the applicable Addendum it will remove its Facilities, including permanent improvements such as foundations, footings, concrete, paving, gravel, vegetation and utilities, and restore the Premises as near as practicable to their original condition, unless instructed otherwise in writing by Lessor; provided, however, Lessee need not remove nor restore changes to the Premises not caused by Lessee, its agents, employees, licensees or invitees, or resulting from normal wear and tear. In the event Lessee has not removed its Facilities by the time of expiration or termination of the applicable Addendum: (i) Lessee shall pay rent at the rate of two hundred percent (200%) the monthly rent in effect on the date of such expiration or termination prorated to the date Lessee's Facilities are removed and the Premises have been restored to Lessor's reasonable satisfaction; and (ii) Lessor shall have the right to remove and store Lessee's Facilities, at Lessee's sole expense, and Lessee shall reimburse Lessor for such expenses upon demand. If Lessor removes Lessee's Facilities, Lessor shall not be responsible for any damage to Lessee's Facilities caused during the removal and storage thereof unless caused by Lessor's gross negligence.

          15.  LESSOR'S COVENANTS. Lessor covenants, warrants and represents
               ------------------
               that it has full authority to enter into, execute and perform this Lease. In addition to Lessor's duties set forth herein, Lessor further covenants that during the Lease Term:

                    (a) Tower and Property Maintenance. It will adequately
                        --------------------------------
               maintain the Tower, including, without limitation, the Tower's structural integrity, lighting system and markings, and the Property;

                    (b) Quiet Enjoyment. Upon Lessee's payment of rent and
                        -----------------
               performance of its covenants, but subject to the terms of the Master Lease and subject to any prior lien or encumbrance on the Property, it will ensure Lessee's quiet use and enjoyment of the Premises;

                    (c) Radio Frequency Interference. It will not permit a
                        ------------------------------
               Subsequent Lessee to interfere with the radio frequency operation of Lessee's Facilities. In the event there is such interference, Lessor shall ensure that the Subsequent Lessee immediately takes all steps necessary to eliminate the interference including, if required, cutting off power to the Subsequent Lessee's objectionable Facilities. If the Subsequent Lessee cannot immediately eliminate the interference, Lessor shall cause the Subsequent Lessee to either remove or cease operation of its Facilities.

          Notwithstanding the foregoing, if the Subsequent Lessee is a governmental entity, Lessor shall have the right to give the governmental entity five (5) business days' notice prior to Lessor being required to take any actions required under this Section. Lessor shall give such governmental entity written notice of the interference within two (2) business days of Lessor's receipt of the Interference Contractor's determination. Lessor's notice to the governmental entity shall be deemed given on the day it is delivered by hand or on the day it is deposited with an overnight courier or the United States mail; and,

                    (d) Insurance. It will maintain in force during the Lease Term a combined single limit policy of bodily injury and property damage insurance, with a limit of not less than $5,000,000.00 insuring against liability arising out of Lessor's use, occupancy, and maintenance of the Tower, Property and its Facilities.

          16.  ENVIRONMENTAL MATTERS. Lessee represents and warrants that it
               ---------------------
               will not cause or permit any solid or liquid waste which is classified as toxic or hazardous under any federal, state or local law or regulation in effect as of the Lease Commencement Date, to be used, generated, stored or disposed of, in, on or under, or transported to or from the Premises or to otherwise contaminate the Premises, except where the use and storage of such substances is in compliance with applicable law. Lessee shall indemnify Lessor and its parent, subsidiary and affiliated companies and their officers, agents and employees, and hold them harmless from all claims, demands, causes, losses, damages and expenses, including attorneys' fees, arising directly or indirectly from a breach of this covenant.

          Lessor represents and warrants that it will not cause or permit any solid or liquid waste which is classified as toxic or hazardous under any federal, state or local law or regulation in effect as of the Lease Commencement Date, to be used, generated, stored, disposed of, in, on or under, or transported to or from the Premises or to otherwise contaminate the Premises, except where the use and storage of such substances is in compliance with applicable law. Lessor further represents that there are no environmental hazards caused by Lessor located on or under the Premises and agrees to hold Lessee harmless from any and all environmental claims caused by Lessor asserted against Lessee.

          The covenants of this Section shall survive and be enforceable and shall continue in full force and effect for the benefit of Lessor and its subsequent transferees, successors and assigns and shall survive both the expiration of the Multiple Site Lease Term or the expiration or earlier termination of any applicable Addendum. In no event, however, shall Lessee be liable to Lessor for lost profits, lost market share or other consequential damages resulting from the breach of this Section.

          17.  NATIONAL ENVIRONMENTAL POLICY ACT COMPLIANCE. Lessor represents
               --------------------------------------------
               that the Tower and Property comply with the applicable provisions of NEPA. Lessor acknowledges that it, and not the Lessee, shall be responsible for compliance with applicable provisions of NEPA with respect to the Tower and Property; provided, however, Lessee shall be responsible for compliance with the applicable provisions of NEPA with respect to Lessee's Facilities at the Site. Prior to conducting any investigation, including, without limitation, contacting any outside agency, or submitting any filing relating to NEPA, Lessee shall obtain the written consent of Lessor. Should Lessee be cited for noncompliance with NEPA and fail to bring its Facilities into compliance in the time period set forth in Section 25(a)(iii), Lessee shall be in default, and all the rights and remedies set forth in Section 25(b) shall be available to Lessor.

          The covenants of this Section shall survive and be enforceable and shall continue in full force and effect for the benefit of Lessor and its subsequent transferees, successors and assigns and shall survive both the expiration of the Multiple Site Lease Term or the expiration or earlier termination of any applicable Addendum. In no event, however, shall Lessee be liable to Lessor for lost profits, lost market share or other consequential damages resulting from the breach of this Section.

          18.  SUBORDINATION, ATTORNMENT, AND NONDISTURBANCF,. Lessee agrees
               ----------------------------------------------
               that this Lease shall be subject and subordinate to any mortgages or deeds of trust now or hereafter placed upon the Premises or Property and to all modifications thereto, and to all present and future advances made with respect to any such mortgage or deed of trust. Lessee agrees to attorn to the mortgagee, trustee, or beneficiary under any such mortgage or deed of trust, and to the purchaser in a sale pursuant to the foreclosure thereof.

          19.  GOVERNMENTAL APPROVALS AND COMPLIANCE. During the Lease Term,
               -------------------------------------
               Lessor and Lessee agree to comply with all applicable laws, regulations and zoning ordinances, including all environmental laws and regulations, affecting the Tower, Premises and Property, and the operation of their respective Facilities thereon, the breach of which might result in a penalty to either party, or in the event a Master Lease exists, a penalty to the Master Landlord or forfeiture of the Master Landlord's title to the Property. Lessor agrees to indemnify and hold Lessee harmless from any liability for damages to any person or property, and liability for fines imposed or corrective action ordered, caused by Lessor's failure to comply with this Section. Lessee agrees to indemnify and hold Lessor harmless from any liability for damages to any person or property, and liability for fines imposed or corrective action ordered, caused by Lessee's failure to comply with this Section. In no event, however, shall either party be liable to the other for lost profits, lost market share or other consequential damages resulting from the breach of this Section.

          20.  ASSIGNMENT AND SUBLEASING.

                    (a) Lessor may, without Lessee's consent, assign or
               otherwise transfer all or any portion of its right, title and interest under this Multiple Site Lease (and all or any portion of its right, title and interest in each individual Lease created under the Multiple Site Lease) including, without limitation, the right to receive the Initial Attachment Fee(s), Base Rent(s) (as adjusted) and all other amounts payable hereunder . In the event of such assignment or other transfer, the payment and other rights of the assignee or other transferee with respect to the Multiple Site Lease, and the Leases so assigned or otherwise transferred shall not be subject to any claim, defense, set-off, counterclaim or right of recoupment which Lessee may have against Lessor. Lessor shall give Lessee notice of such assignment or transfer, and thereafter Lessee shall pay all amounts due hereunder, without deduction, as such assignee or other transferee may direct in writing. Following any such assignment or transfer, the term "Lessor" shall be deemed to refer to Lessor's assignee or other transferee, Lessor shall be released from its obligations and duties of such assignment or other transfer, and Lessee shall look only to such assignee or other transferee for performance thereof. In connection with any financing, Lessor or its assignee or other transferee may pledge, hypothecate, grant a mortgage on, or a security interest in, this Multiple Site Lease or any individual Lease.

                    (b) Lessee shall not sublet any Premises in whole or in
               part. Lessee shall not assign or transfer this Multiple Site Lease or any Lease or Addendum or any interest therein, without the prior written consent of Lessor which shall not be unreasonably withheld, delayed or conditioned, and a consent to an assignment shall not be deemed to be a consent to any subsequent assignment. Notwithstanding the foregoing, Lessor's consent shall not be required for Lessee to assign this Multiple Site Lease or any Lease or any Addendum to any parent, subsidiary or wholly-owned subsidiary of parent or to any affiliate of Lessee in which Lessee has a greater than fifty percent (50%) ownership interest or to any entity which succeeds to substantially all of the assets, stock or business of Lessee by sale, merger or consolidation provided that, in cases, Lessee's assignee shall assume all of Lessee's obligations under the Multiple Site Lease, any Lease or any Addendum, as applicable.

          21.  NOTICES. All notices shall be in writing and shall be deemed
               -------
               validly given if delivered by hand, sent by overnight delivery service, or sent by certified mail, return receipt requested to the address set forth in the applicable Addendum (or to any other address that the party to be notified may have designated to the sender by like notice). Notice shall be deemed received upon receipt when delivered by hand, the next day if sent by overnight delivery service, or two (2) days after postmarking if sent by mail.

          22.  OPERATING EXPENSES. Lessee shall fully and promptly pay for all
               ------------------
               water, gas, heat, light, power, telephone service, and other public utilities furnished to the Premises and used by Lessee throughout the Lease Term, and for all other costs. and expenses of every kind whatsoever in connection with Lessee's use, operation, and maintenance of its Facilities and all activities conducted on the Premises. Lessee shall supply its own back-up power source.

          23.  TAXES. Lessee shall be responsible for the timely reporting and
               -----
               payment of any tax directly related to the ownership or operation of Lessee's Facilities, and any sales or use taxes on any rents paid by Lessee under this Lease. Lessee shall also pay Lessor for any increase to Lessor's property taxes or Master Landlord's property taxes assessed as a result of Lessee's Facilities. The amount shall be deemed additional rent hereunder and shall be paid within thirty (30) days of Lessee's receipt of documentation indicating the amount due.

          24.  INDEMNITY.
               ----------

                    (a) Lessee agrees to defend, indemnify and hold Lessor
               harness from any and all liability, loss, claims, damage, cost or expense (including reasonable attorneys' fees) with respect to any claims, including but not limited to claims for bodily injury or wrongful death to any person (including employees of Lessee or any of its agents or contractors), property damage, or otherwise, made against Lessor or for any damages suffered by Lessor arising out of Lessee's presence on the Site or claims, governmental enforcement or regulatory actions arising out of any breaches of any term of this Multiple Site Lease Agreement or any Addendum, in proportion to the amount of contribution of any of its agents or contractors, or anyone else acting on behalf of the Lessee to the injury or damage which is the subject of the claim.

                    (b) Lessee agrees to accept all responsibility and pay for all loss which may result in any way from any conduct, negligence, acts, or omissions of Lessee, any of its agents or contractors, or anyone else acting on behalf of Lessee. This includes responsibility for any loss or injury to any workman or damages to any property on the Site or property encumbered by an easement granted to Lessee herein.

                    (c) "Conduct, negligence, acts, or omissions" as used in the preceding paragraphs shall include, but not be limited to, conduct relating to taking necessary safety and other precautions to protect persons and property from damage, injury or illness; providing all workers with a safe place to work; and compliance with all local, municipal, state and national laws, orders and regulations. Nothing in this Section shall be construed as imposing any obligation on Lessor to undertake any conduct or activity with respect to Lessee's activities on the Site, except as otherwise agreed herein.

                    (d) In the event Lessor seeks to obtain indemnification or contribution from Lessee with respect to a certain action, suit or proceeding, Lessee, through competent counsel reasonably satisfactory to Lessor, shall assume the control and defense of such action, suit, or proceeding; provided, however that Lessor shall be entitled to participate in any such action, suit, or proceeding with counsel of its own choice at its own expense. If Lessee fails to assume the defense within reasonable time, Lessor may assume such defense, and the reasonable attorneys' fees and expenses so incurred will be covered by the indemnity obligation provided herein. Notwithstanding anything in this Section to the contrary, Lessee shall not, without the written consent of Lessor
               (1) settle or compromise any claim, action, suit or proceeding, or consent to the entry of any judgment which does not include as an unconditional term thereof, the delivery by the claimant or plaintiff to Lessor of a written release of Lessor's liability with respect to any such claim, action, suit or proceeding; or
               (2) settle or compromise any action, suit or proceeding in any manner that may materially and adversely affect Lessor.

                    (e) The covenants of this Section shall survive and be
               enforceable and shall continue in full force and effect for the benefit of Lessor and its subsequent transferees, successors and assigns and shall survive both the expiration of the Multiple Site Lease Term or the expiration or earlier termination of any applicable Addendum. In no event, however, shall Lessee be liable to Lessor for lost profits, lost market share or other consequential damages resulting from the breach of this Section.

          25.  DEFAULTS AND REMEDIES.
               ---------------------

                    (a) Lessee's Default. Lessee shall be in default under a
                        ------------------
               Lease with respect to a specific Addendum:

                        (i) Fifteen (15) days after the due date for the payment of rent or other sums due under this Lease, if the payment due is not received by Lessor within the fifteen
                    (15) day cure period; or

                        (ii) Thirty (30) days after Lessee's receipt of written notice from Lessor of any breach of this Lease by Lessee other than the non-payment of rent or other sums, or defaults addressed in Sections 25(a)(i), (iii) and (iv), if the breach is not cured within the thirty (30) day cure period; provided, however, if the breach cannot reasonably be cured within thirty (30) days, Lessee shall not be deemed to be in default under this Lease if Lessee commences to cure the breach promptly after notice of breach and thereafter diligently pursues such cure to completion; or

                        (iii) Three (3) days after Lessee's receipt of written
                    notice from Lessor of a breach of any provisions of Sections 14 or 16, if the breach is not cured within the three (3) day cure period; provided, however, if the breach cannot reasonably be cured within three (3) days, Lessee shall not be deemed to be in default under this Lease if Lessee commences to cure the breach promptly after notice of breach and thereafter diligently pursues such cure to completion; and, further provided, that the default and cure periods of Sections 25(a)(iv) shall supersede this Section 25(a)(iii), if applicable, in Lessor's sole and absolute discretion; or

                        (iv) Unless otherwise agreed in writing by the authorized representatives of both parties, twenty-four (24) hours after Lessee's receipt of written notice from Lessor of a breach of Sections 14(a), 14(c), 17 or 19 when, in Lessor's sole and absolute opinion, the breach creates a safety hazard, if the breach is not cured within the twenty-four (24) hour cure period as to the defaulted Lease(s).

                    (b) Lessor's Remedies. Upon default by Lessee, in addition
                        ------------------
               to all other remedies provided herein and at law or in equity, Lessor may elect one or more of the following options:

                        (i) Cure Lessee's default and invoice Lessee for all reasonable costs incurred; or

                        (ii) Terminate the applicable Addendum, remove all of Lessee's Facilities from the Premises, without notice and without being guilty or liable in any manner for trespass, and store such Facilities at Lessee's expense, payable upon demand from Lessor for a period of not more than thirty (30) days' time after the date of notice of default and, at expiration of such storage period, consider Lessee's Facilities as abandoned property which may be sold by Lessor and the proceeds therefrom applied to any outstanding amounts owed to Lessor; or

                        (iii) Consider this Lease in full force and effect and
                    be entitled to collect the rent provided for hereunder subject to Lessor's duty to mitigate.

          In the event Lessor terminates an Addendum pursuant to this subsection, Lessee shall not be entitled to a refund of any unaccrued rent paid to Lessor prior to such termination.

                    (c)  Lessor's Default. Lessor shall be in default under this
                         ------------------
               Lease thirty (30) days after Lessor's receipt of written notice from Lessee of any breach of this Lease by Lessor, if the breach is not cured within the thirty (30) day cure period; provided, however, if the breach cannot reasonably be cured within thirty
               (30) days, Lessor shall not be deemed to be in default under this Lease if Lessor commences to cure the breach promptly after notice of breach and thereafter diligently pursues such cure to completion.

                    (d)  Lessee's Remedies. Upon default by Lessor, in addition
                         -------------------
               to all other remedies provided herein and at law or in equity, Lessee may terminate the applicable Addendum as of the date of the default and recover from Lessor all prepaid, unaccrued rent subject to Lessor's right of set-off.

                    (e)  Effect of Termination . Except as otherwise provided
                         ----------------------
               herein, upon termination of this Lease pursuant to this Section, the parties shall be released from all duties, obligations, liabilities and responsibilities under this Lease except for obligations to pay damages to the other party, if any, Lessee's obligation to remove its Facilities as required herein, and in the event of Lessor's default, Lessor's obligation to return to Lessee any unaccrued rent paid to Lessor prior to termination, subject to Lessor's right of set-off.

                    (f)  Attorneys Fees. In the event either party initiates
                         ----------------
               proceedings relating to the enforcement or interpretation of this Lease, the substantially prevailing party shall collect from the other party the substantially prevailing party's reasonable costs and expenses incurred in each proceeding, including attorneys' fees and costs, the value of employees' time spent on such proceedings, and expert and other witness costs and fees.

          26.  WAIVER. No course of dealing between the parties or any delay by
               ------
               a party to exercise any right it may have under this Lease shall operate as a waiver of any of the rights hereunder or of those provided by law or equity; nor shall any waiver of any prior default operate as the waiver of any subsequent default.

          27.  LESSEE'S RIGHT TO TERMINATE. Lessee may terminate an Addendum, at
               ----------------------------
               its option, after giving not less than thirty (30) days' written notice to Lessor, if:

                    (a) The approval of or issuance of a license or permit by any agency, board, court, or other governmental authority necessary for the construction and/or operation of Lessee's Facilities as now or hereafter intended by Lessee cannot be obtained, or is revoked through no fault of Lessee, or if Lessee determines in its sole discretion that the cost of obtaining or retaining any such permit or approval is unreasonable;

                    (b) Lessee determines that technical problems or radio interference problems from other antennas on the Tower at the Commencement Date or from nearby radio transmitting facilities, which problems cannot reasonably be corrected, preclude Lessee from using the Premises for its intended purpose;

                    (c) Lessee determines it does not have acceptable and legally enforceable means of ingress and egress to and from the Premises;

                    (d) Utilities necessary for Lessee's use of the Premises are not reasonably available;

                    (e) The Premises are damaged, destroyed, condemned or taken by eminent domain, to an extent which prohibits or materially interferes with Lessee's use of the Premises; or

                    (f)  The relocation of Lessee's Facilities pursuant to
               Section 10 is unacceptable to Lessee.

          Except as otherwise provided herein, upon termination of this Lease pursuant to this Section, the parties shall be released from all duties, obligations, liabilities and responsibilities under this Lease except for obligations to pay damages to the other party, if any, Lessee's obligation to remove its Facilities as required herein, and in the event of Lessor's default, Lessor's obligation to return to Lessee any unaccrued rent paid to Lessor prior to termination, subject to Lessor's right of set-off.

          28.  CONDEMNATION. If the entire Premises are taken by the power of
               ------------
               eminent domain, or if a partial taking of the Premises by the power of eminent domain renders the Premises unsuitable for the use contemplated herein, either party may terminate the applicable Addendum, and any unaccrued rent paid to Lessor prior to the effective date of the termination shall be returned to Lessee. Except as otherwise provided herein, upon termination of this Lease pursuant to this Section, the parties shall be released from all duties, obligations, liabilities and responsibilities under this Lease except for obligations to pay damages to the other party, if any, Lessee's obligation to remove its Facilities as required herein, and in the event of Lessor's default, Lessor's obligation to return to Lessee any unaccrued rent paid to Lessor prior to termination, subject to Lessor's right of set-off.

          29.  SECURITY INTERESTS IN LESSEE'S PROPERTY.
               ---------------------------------------

                    (a) Subject to the Secured Party agreeing to the provisions of this Section , Lessor covenants and agrees that, so long as Lessee is not in default hereunder, Lessee may, upon at least thirty (30) days prior written notice to Lessor, grant a security interest to such Secured Party for the purpose of securing any bona fide indebtedness in this Lease, the leasehold interest of Lessee created hereby, and all of Lessee's right, title and interest in and to its Facilities and any other equipment placed on the Tower and Property, provided that no such security interest shall impair or abridge the rights of Lessor as provided herein. Lessor shall execute such consent to leasehold financing as may be reasonably required by the Secured Party and approved by Lessor, which approval shall not be unreasonably withheld, delayed or conditioned. Lessor acknowledges that any lien it may have against Lessee's Facilities located on the Tower and Property shall be junior and subordinate to such financing.

                    (b) In the event Lessee grants such a security interest, Lessee shall notify Lessor of the name and address of the Secured Party. Lessor agrees to notify the Secured Party of any default by Lessee under this Lease on the same date that notice is forwarded to the Lessee. Secured Party shall have the same right to cure any default as Lessee during the same cure periods granted to Lessee in herein. If a termination, disaffirmance or rejection of this Lease pursuant to any laws (bankruptcy or insolvency laws) by Lessee shall occur, or if Lessor shall terminate this Lease for any reason, Lessor will give Secured Party prompt written notice thereof. Lessor will then give Secured Party the right to enter upon the Property for a thirty
               (30) day period commencing on the date of the aforesaid notice from Lessor for the sole purpose of removing Lessee's Facilities subject, however, to the following conditions :

                         (i) Secured Party may not enter upon the Property without giving Lessor at least ten (10) days prior written notice thereof '. Lessor may, in its discretion, refuse the Secured Party unescorted access to the Property and Tower;

                         (ii) Lessee's Facilities may not be removed by anyone other than a qualified, licensed, bonded contractor approved by Lessor in writing prior to the commencement of such removal;

                         (iii) Secured Party shall provide Lessor with proper proof of liability insurance (in an amount reasonably acceptable to Lessor). From the applicable contractor and/or Secured Party in connection with the removal of Lessee's Facilities;

                         (iv) Lessee's Facilities shall be removed by Secured Party's contractor in a commercially reasonable manner. Any damage to the Tower and/or any equipment located thereon resulting from or arising out of the removal of Lessee's Facilities shall be immediately repaired at Secured Party's expense by a contractor approved by Lessor; and

                         (v) Secured Party shall indemnify and hold Lessor harmless from all claims (including attorneys' fees, costs and expenses of defending any such claims) arising from the acts or omissions of Secured Party and/or its agents, employees, engineers, contractors, subcontractors, licensees or invitees in connection with its entry onto the Property and Tower in connection with the removal of Lessee's Facilities therefrom.

          Notwithstanding the above described right of Lessee to assign its leasehold interest in this Lease and/or its Facilities to Secured Party, its successors and assigns, Lessee expressly acknowledges and agrees that: (a) such secured interest shall not be subsequently transferred by Secured Party to another party by merger, consolidation, voluntary or involuntary transfer or otherwise without Lessor's prior written consent; and (b) neither Secured Party nor its successors and assigns, may assume Lessee's leasehold interest in this Lease and/or operate Lessee's Facilities on the Property and Tower without Lessor's prior written consent.

          30.  MISCELLANEOUS.
               --------------

                    (a)  Binding on Successors. This Lease and all Addenda are
                         ---------------------
               binding on and will inure to the benefit of the heirs, successors, executors, administrators and permitted assigns of the parties.

                    (b)  Governing Law. This Lease and the relationship of the
                         -------------
               parties shall be governed by the laws of the state in which the Premises are located.

                    (c)  Entire Agreement. All of the representations and
                         ----------------
               obligations of the parties are contained herein, and no modification, waiver or amendment of this Lease or of any of its conditions or provisions shall be binding upon a party unless in writing signed by both parties or duly authorized agents of the parties empowered by written authority signed by the respective party.

                    (d)  Headings. The headings of sections and subsections are
                         --------
               for convenient reference only and shall not be deemed to limit, construe, affect, modify or after the meaning of such sections or subsections.

                    (e)  Time of Essence. Time is of the essence for Lessor's
                         ---------------
               and Lessee's obligations under this Lease

                    (f)  Severability. If any section, subsection, term or
                         ------------
               provision of this Lease or the application thereof to any party or circumstance shall, to any extent, be invalid or unenforceable, the remainder of the section, subsection, term or provision of this Lease or the application of same to parties or circumstances other than those to which it was held invalid or unenforceable, shall not be affected thereby and each remaining section, subsection, term or provision of this Lease shall be valid and enforceable to the fullest extent permitted by law.

                    (g)  Further Assurances. Each of the parties agree to do
                         ------------------
               such further acts and things and to execute and deliver such additional agreements and instruments as the other may reasonably require to consummate, evidence, confirm or carry out the intention of this Lease.

                    (h)  Right to Register or Record. Upon the request and at
                         ---------------------------
               the expense of Lessee, Lessor agrees to promptly execute, have notarized and deliver to Lessee a Memorandum of Lease prepared by Lessee in recordable or registerable form setting forth the general terms of this Lease.

                    (i)  Interpretation. Each party to this Lease and its
                         --------------
               counsel have reviewed this Lease. The normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Lease or of any amendments or exhibits hereto.

                    (j)  Brokerage. Each party shall indemnify and hold the
                         ---------
               other party harmless against all claims by any real estate agent or broker claiming a commission through or as a result of any action by the indemnifying party. The indemnification obligations of each party contained in this subsection shall survive the termination or expiration of this Lease.

                    (k)  Deed of Lease. In the event the jurisdiction in which
                         --------------
               the Premises are located , requires that the interests conveyed herein be conveyed by deed, this Lease shall be deemed to be a Lease Agreement and Deed of Lease, and the interests herein shall be deemed to be conveyed by such Deed of Lease.

                    (l)  Confidential. The parties agree the terms of this Lease
                         ------------
               are confidential, and except for the general terms set forth in a Memorandum of Lease Agreement, Lessee agrees not to disclose any terms or conditions of this Lease to any third party except its attorneys and accountants, or as otherwise required by law.


          IN WITNESS WHEREOF, the parties hereto have executed this Lease on the day and year first above written.

LESSOR:                                    LESSEE:
360 COMMUNICATIONS COMPANY                 TRITON PCS COMPANY L.L.C.
                                           By TRITON MANAGEMENT COMPANY

By:                                                By:

Title:                                             Title:

Date:                                              Date:

LESSOR NOTARY

STATE/COMMONWEALTH OF
CITY/COUNTY OF ______________, to wit:

          Acknowledged before me, a notary public in and for the jurisdiction aforesaid, this ___________ day of ________________, by ___________________.


          My commission expires:



LESSEE NOTARY

STATE/COMMONWEALTH OF
CITY/COUNTY OF _________________,  to wit:

                                                                       EXHIBIT A

                                  ADDENDUM TO
                          360" COMMUNICATIONS COMPANY
                                      AND
                MULTIPLE SITE TOWER ATTACHMENT LEASE  AGREEMENT


SITE NAME:                          (Site)
                                    LOCATION:
                                    SITE NUMBER:

     This Addendum (the Addendum) to the Multiple Site Tower Attachment Lease
     Agreement between the parties dated as of    , (Multiple Site Lease) is
     made as of the day of ,     19 , between
     (Lessor) and
                                   (Lessee).

                In consideration of the mutual promises, the parties agree as follows:

                    1.   DEFINITIONS. Except as otherwise defined herein,
                         -----------
                capitalized terms are DEFINED as set forth in the Multiple Site Lease.

                    2.   PURPOSE. This Addendum supplements and incorporates by
                         -------
                reference the Multiple Site Lease, and makes the terms of the Multiple Site Lease applicable to the Site.

                    3.   PROPERTY AND TOWER.
                         ------------------
                (a) The Property is a    x    parcel of land located at

                (b) The Tower is a            tower located on the Property.

                    4.   PREMISES. The Premises are described as follows:

                (a) The Tower Space consisting of space on the Tower at the
                to      level; [and]

            [INSERT IF LESSEE  WILL LEASE GROUND SPACE FROM LESSOR]


                (b) The Ground Space consisting of a   x   parcel of land near
                the base of the Tower.

     A more particular description of the Premises and the easements granted to Lessee in the Multiple Site Lease is contained on the legal description and
     site plan prepared by   and dated attached as a Schedule1.

     The As-Built Survey to be prepared and delivered to Lessor pursuant to the Multiple Site Lease shall become Schedule 2.

               5.   LESSEE'S FACILITIES. The Premises shall be used by Lessee
                    -------------------
          solely for the installation, operation, maintenance and replacement of Lessee's Facilities.

               6.   TERM
                    ----

          (a)  Execution Date. The Execution Date of this Addendum is the date
               ----------------
          upon which this Addendum has been duly executed by Lessor or Lessee whichever is the later to so execute this Addendum.

          (b)  Lease Commencement Date. The Lease Commencement Date for this
               -----------------------
            Site shall be

          (c)  Initial Term. The Initial Term of this Lease shall begin on the
               --------------
          Lease Commencement Date and shall end at midnight on the earlier
          of          . or the date of expiration or earlier termination of the
          Master Lease, if any.

          (d)  Renewal Terms. Lessee shall have the option to renew this Lease
               -------------
          for

     (__) additional terms of      . (..) years each, on the same terms and
     conditions set forth herein and in the Lease. Each additional term shall be referred to as a "Renewal Term."

               7.  INITIAL ATTACHMENT FEE AND BASE RENT.
                   ------------------------------------

          (a)  Initial Attachment Fee. On the Lease Commencement Date, Lessee
               ------------------------
          shall pay to Lessor a non-refundable initial attachment fee of [$_____________] dollars.

          (b)  Base Rent During the Initial Term, Lessee shall pay Base Rent in
               ---------
          the amount of Dollars [$____________] per year, paid annually in advance to Lessor at Lessor's notice address or such other place Lessor designates to Lessee in writing, beginning on the Lease Commencement Date and on each anniversary thereafter.

          (c)  Rent Adjustments. Beginning in the first year of each Renewal
               ------------------
          Term, the then current Base Rent shall be adjusted as set forth in the Multiple Site Lease.

          (d)  Payment Address. Except as otherwise specified by Lessor, all
               -----------------
          payments of Base Rent and/or other remittances shall be sent to:

               360' Communications Company
               Attn: Revenue Department
               Box 60273
               Charlotte, NC 28260-0273

               8.  MASTER LEASE. A copy of the Master Lease, if any, is attached
                   -------------
          hereto as Schedule 4 (subject to withholding and redaction as required by confidentiality and nondisclosure provisions of the Master Lease). If the Master Lease does not contain a plat and legal description of the Property, a separate plat and legal description for the Property shall also be attached as Schedule 4. In the event Lessor owns the Property, Lessor's legal description of the Property shall be attached as Schedule 4. The consent of Master Landlord to this Addendum, if required, shall be attached as Schedule 5.

               9.  SITE COORDINATOR. Each party agrees to designate a site
                   ------------------
          coordinator for Site who will have authority to deal with his or her counterpart on matters within the scope of this Addendum. The identity and contact information for such site coordinator designated by Lessor
                                                                          ------
          is as follows:


          Name:             __________________________
          Office Phone:     __________________________
          Portable Phone:   __________________________

          The identity and contact information for the site coordinator designated by Lessee is as follows:
                -------

          Name:             __________________________
          Office Phone:     __________________________
          Portable Phone:   __________________________

          Lessee agrees to keep Lessor informed of the progress of construction at this Site.

          (A)  NOTICES. Notices given pursuant to the Multiple Site Lease shall
               ---------
          be delivered to Lessor and Lessee at the following addresses:


          Lessor:    __________________________
                     __________________________
                     __________________________
                     __________________________
                     Attn:_____________________
                     __________________________
                     Phone:____________________

          with a copy to Lessor's counsel:
                          _____________________
                          _____________________
                          _____________________
          Lessee:
                          _____________________
                          _____________________
                          _____________________
                          Attn:
                          ---------------------
                          Phone:
                          ---------------------
          with a copy to Lessee's counsel:

                         _____________________
                         _____________________
                         _____________________
                         _____________________
                         _____________________
          IN WITNESS WHEREOF, each party has caused this Addendum to be executed on its behalf by its duly authorized officer.

          LESSOR:                             LESSEE:


_________________________             _________________________


          By:                                 By:

          Its:                                Its:

Commonwealth/ State of

CITY/COUNTY OF

My Commission expires:

Notary Public

          Acknowledged before me, a notary public in and for the jurisdiction aforesaid, this _______________ day of , __________, _________ by __________,
as __________ of ________.

COMMONWEALTH STATE OF

CITY/COUNTY OF

          Acknowledged before me, a notary public in and for the jurisdiction aforesaid, this of

My Commission expires:

Notary Public

Its:
                                                                           Date:

                                  SCHEDULE 1
                                  ----------

                             Legal Description and
                             Site Plan of Premises

                                  SCHEDULE 2
                                  ----------

                                As-Built Survey

                                  SCHEDULE 3
                                  ----------

                              Lessee's Facilities


Number, manufacturer and type of antennas:

Weight and length of antennas:

Transmission line manufacturer, type, diameter and length:

Height of antennas on Tower:

Tower leg:

Direction of radiowave transmission:

Rated Power:

Transmitting/Receiving frequencies:

Equipment building manufacturer and size:

Equipment in building manufacturer and type:

Generator manufacturer and size:

Building ground ring:

Waveguide bridge length:

Electric and telephone service lines and conduit:        As needed
                                                         ---------

                                  SCHEDULE 4
                                  ----------

              Master Lease or Source Deed of Property and Plat of
                          Property, whichever applies

                                  SCHEDULE 5
                                  ----------

                              Landlord's Consent